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                                                                   Exhibit 10.22

               FIFTH AMENDMENT TO REVOLVING LOAN AGREEMENT BETWEEN AMSOUTH BANK AND SURGICAL LASER TECHNOLOGIES DATED MAY 31, 2000

RESOLVED, that effective December 27, 2002, AmSouth Bank and Surgical Laser Technologies, Inc. hereby declare and certify by the signatures indicated below, that Article V, Section 5.08, more specifically subparagraphs (1), (2) and (6) thereof, the contents of which as represented in these subparagraphs and as found on pages 14 and 15 of the Loan Agreement dated May 31, 2000, regarding the Borrower's affirmative covenants in reporting requirements, should be amended and restated as follows, having already been amended by a First Amendment dated as of February 20, 2002; by a Second Amendment dated as of June 27, 2002; by a Third Amendment dated as of February 27, 2003; and by a Fourth Amendment dated as of February 27, 2003:

     SECTION   5.08(1) ANNUAL FINANCIAL STATEMENTS

     As soon as available and in any event within seventy-five (75) days after the end of each fiscal year of PhotoMedex, Inc., the parent company of the Borrower and its Subsidiaries, balance sheets of the parent company as of the end of such fiscal year and statements of income and retained earnings of the parent company for such fiscal year, and statements of changes in financial position of the parent company for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP consistently applied, and as to the consolidated statements accompanied by an opinion thereon acceptable to the Bank, and with accompanying consolidating schedules, reviewed by the accountants, showing the balance sheet and statement of income of the Borrower and its Subsidiaries, to the end that such schedules may be used to establish the compliance of the Borrower and its Subsidiaries with the financial covenants set forth in Article VII, saving and excepting for the fiscal year ended December 27, 2002 of the Borrower and its Subsidiaries, in which case the accompanying consolidating schedules, reviewed by the accountants, shall show the balance sheet of the Borrower and its Subsidiaries at the end of its fiscal year, before giving effect to such adjustments as may be necessitated by the purchase made by PhotoMedex, Inc. of the Borrower and its Subsidiaries; and the statement of income of the Borrower and its Subsidiaries up to but not including consummation of the purchase made by PhotoMedex, Inc. of the Borrower and its Subsidiaries;

     SECTION   5.08(2) QUARTERLY FINANCIAL STATEMENTS.

     As soon as available and in any event within forty-five (45) days after the end of each the first three fiscal quarters of PhotoMedex, Inc., the parent company of the Borrower, balance sheets of the parent company as of the end of each such quarter and statements of income and retained earnings of the parent company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the parent company for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of the parent company

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(subject to year-end adjustments); and with accompanying consolidating schedules, showing the balance sheet and statement of income of the Borrower and its Subsidiaries, to the end that such schedules may be used by the Bank to monitor the financial performance of the Borrower and its Subsidiaries;

     SECTION   5.08(6) ACCOUNTANT'S REPORT.

     Simultaneously with the delivery of the annual financial statements referred to in Section 5.08(1) and the accompanying schedules, a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements and the review of the accompanying schedules, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and nature and status thereof, saving and excepting for the fiscal year ended December 27, 2002 of the Borrower and its Subsidiaries, in which case such certificate shall be based on the accompanying consolidating schedules, reviewed by the accountants, which shall show the balance sheet of the Borrower and its Subsidiaries at the end of its fiscal year, before giving effect to such adjustments as may be necessitated by the purchase made by PhotoMedex, Inc. of the Borrower and its Subsidiaries; and the statement of income of the Borrower and its Subsidiaries up to but not including consummation of the purchase made by PhotoMedex, Inc. of the Borrower and its Subsidiaries;

Accepted and Agreed as of this 27th day of February, 2003.

AmSouth Bank                                Surgical Laser Technologies, Inc.

By: /s/ Rhett D. Jordan                     By: /s/ Jeffrey O'Donnell
Rhett D. Jordan                             Jeffrey O'Donnell
Its Vice President                          Its President and CEO

                                            By: /s/ Dennis McGrath
                                            Dennis McGrath
                                            Its Chief Financial Officer